SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549-1004


                         F O R M   8 - K

                   C U R R E N T  R E P O R T



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 1995


Commission File Number:  0-13497


                 PITNEY BOWES CREDIT CORPORATION


State of Incorporation              IRS Employer Identification No.
     Delaware                                06-0946476


                        201 Merritt Seven
                Norwalk, Connecticut  06856-5151
                Telephone Number:  (203) 846-5600

Item 5:  Other Events
         ------------

         Pitney Bowes Credit Corporation, a Delaware corporation has filed with the Securities and Exchange Commission a Form 10 dated as of May 1, 1985. Included as Exhibit 10.2 in accordance with Item 601 of Regulation S-K is the Finance Agreement between Pitney Bowes Credit Corporation and Pitney Bowes Inc. dated July 5, 1978. This agreement was amended and restated and approved by the Board of Directors of Pitney Bowes Inc. and agreed to by Pitney Bowes Credit Corporation on June 12, 1995 and is attached as an exhibit hereto and is incorporated herein by reference.

Item 7:  Exhibits and Reports of Form 8-K
         --------------------------------

         (a) Exhibits (numbered in accordance with Item 601 of
         Regulation S-K)

         Reg. S-K        Status or                Incorporation
         Exhibits        Description              by Reference
         --------        -----------              -------------

           (10)          Material Contract        See Exhibit (i)

                           SIGNATURE
                           ---------


         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PITNEY BOWES CREDIT CORPORATION



                                    By: /s/ G. Kirk Hudson
                                        ---------------------------
                                        Vice President - Finance


Date:    June 26, 1995